EXHIBIT 23.2

   CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT-KPMG PEAT MARWICK LLP


                        INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference of our report, included herein, in the Registration Statements of Granite State Bankshares, Inc. and Subsidiary on Form S-8 (Nos. 33-57720 and 333-42287).


                                            /s/ KPMG Peat Marwick LLP

Boston, Massachusetts
March 27, 1998